Summary Prospectus dated April 1, 2021

as revised December 14, 2021

Eaton Vance Focused Global Opportunities Fund

Class / Ticker   A / EFGAX   I / EFGIX

This Summary Prospectus is designed to provide investors with key fund information in a clear and concise format. Before you invest, you may want to review the Fund’s Prospectus and Statement of Additional Information, which contain more information about the Fund and its risks. The Fund’s Prospectus and Statement of Additional Information, both dated April 1, 2021 as revised December 14, 2021, as may be amended or supplemented, are incorporated by reference into this Summary Prospectus. For free paper or electronic copies of the Fund’s Prospectus, Statement of Additional Information, annual and semi-annual shareholder reports, and other information about the Fund, go to http://www.eatonvance.com/funddocuments, email a request to contact@eatonvance.com, call 1-800-262-1122, or ask any financial advisor, bank, or broker-dealer who offers shares of the Fund. Unless otherwise noted, page number references refer to the current Prospectus for this Fund.

Investment Objective

The Fund's investment objective is to seek long-term capital appreciation.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. Investors may also pay commissions or other fees to their financial intermediary, which are not reflected below. You may qualify for a reduced sales charge on purchases of Class A shares if you invest, or agree to invest over a 13-month period, at least $50,000 in Eaton Vance funds. Certain financial intermediaries also may offer variations in Fund sales charges to their customers as described in Appendix A – Financial Intermediary Sales Charge Variations in this Prospectus. More information about these and other discounts is available from your financial intermediary and in Sales Charges beginning on page 19 of this Prospectus and page 21 of the Fund’s Statement of Additional Information.

Shareholder Fees (fees paid directly from your investment)	Class A	Class I
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	5.75%	None
Maximum Deferred Sales Charge (Load) (as a percentage of the lower of net asset value at time of purchase or redemption)	None	None

Annual Fund Operating Expenses (expenses you pay each year as a percentage of the value of your investment)	Class A	Class I
Management Fees	0.80%	0.80%
Distribution and Service (12b-1) Fees	0.25%	None
Other Expenses	2.10%	2.10%
Total Annual Fund Operating Expenses	3.15%	2.90%
Expense Reimbursement (1)	(1.95)%	(1.95)%
Total Annual Fund Operating Expenses After Expense Reimbursement	1.20%	0.95%
(1)	The investment adviser and administrator and sub-adviser have agreed to reimburse the Fund’s expenses to the extent that Total Annual Fund Operating Expenses exceed 1.20% for Class A shares and 0.95% for Class I shares. This expense reimbursement will continue through March 31, 2023. Any amendment to or termination of this reimbursement would require approval of the Board of Trustees. The expense reimbursement relates to ordinary operating expenses only and does not include expenses such as: brokerage commissions, acquired fund fees and expenses of unaffiliated funds, borrowing costs (including borrowing costs of any acquired funds), taxes or litigation expenses. Amounts reimbursed may be recouped by the investment adviser and administrator and sub-adviser during the same fiscal year to the extent actual expenses are less than the contractual expense cap during such year.

Example. This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year, that the operating expenses remain the same and that any expense reimbursement arrangement remains in place for the contractual period. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class A shares	$690	$1,318	$1,969	$3,706
Class I shares	$97	$713	$1,356	$3,083

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” the portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund's portfolio turnover rate was  54%  of the average value of its portfolio.

Principal Investment Strategies

Under normal market conditions, the Fund will invest (i) primarily in equity securities; (ii) at least 30% of its net assets in companies located outside of the United States, which may include emerging market countries; and (iii) in issuers located in at least five different countries (including the United States). An issuer will be considered to be located outside of the United States if it is domiciled in, derives a significant portion of its revenue from, or its primary trading venue is outside of the United States. The Fund may purchase securities that trade in the form of depositary receipts. The Fund expects to hold approximately 25 to 40 stocks. The Fund may invest in companies of any size, including smaller, less seasoned companies. More than 25% of the Fund’s total assets may be denominated in any single currency. The Fund may invest in exchange-traded funds (“ETFs”), a type of pooled investment vehicle, in order to manage cash positions or seek exposure to certain markets or market sectors. The Fund may also invest in publicly traded real estate investment trusts (“REITs”).

In selecting securities to implement the Fund’s core investment approach, the portfolio manager seeks companies that, in his opinion, are high in quality or improving in quality. Investment decisions for the Fund are made primarily on the basis of fundamental bottom-up research conducted by the investment adviser’s and sub-adviser’s research staff. The portfolio manager seeks companies which he believes have strong business franchises but whose value is not yet fully reflected in their share prices. Such companies may include companies with a high return on invested capital, companies with a sustainable competitive advantage and/or companies with shareholder-friendly management teams. The Fund’s focus on valuation and quality companies may help dampen performance volatility in down markets. The portfolio manager seeks to manage investment risk by maintaining issuer and industry diversification among the Fund’s holdings, and by utilizing fundamental analysis of risk/return characteristics in securities selection. The portfolio manager may also consider financially material environmental, social and governance factors in evaluating an issuer. These considerations may be taken into account alongside other fundamental research in the securities selection process. Securities may be sold if, in the opinion of the portfolio manager, the price moves above a fair level of valuation, the company’s fundamentals deteriorate or to pursue more attractive investment opportunities.

Principal Risks

Market Risk. The value of investments held by the Fund may increase or decrease in response to economic, political, financial, public health crises (such as epidemics or pandemics) or other disruptive events (whether real, expected or perceived) in the U.S. and global markets. These events may negatively impact broad segments of businesses and populations and may exacerbate pre-existing risks to the Fund. The frequency and magnitude of resulting changes in the value of the Fund’s investments cannot be predicted. Certain securities and other investments held by the Fund may experience increased volatility, illiquidity, or other potentially adverse effects in reaction to changing market conditions. Monetary and/or fiscal actions taken by U.S. or foreign governments to stimulate or stabilize the global economy may not be effective and could lead to high market volatility.

Equity Securities Risk. The value of equity securities and related instruments may decline in response to adverse changes in the economy or the economic outlook; deterioration in investor sentiment; interest rate, currency, and commodity price fluctuations; adverse geopolitical, social or environmental developments; issuer and sector-specific considerations, which are more significant in a focused fund that invests in a limited number of securities; unexpected trading activity among retail investors; or other factors. Market conditions may affect certain types of stocks to a greater extent than other types of stocks. If the stock market declines in value, the value of the Fund’s equity securities will also likely decline. Although prices can rebound, there is no assurance that values will return to previous levels.

Foreign Investment Risk. Foreign investments can be adversely affected by political, economic and market developments abroad, including the imposition of economic and other sanctions by the United States or another country. There may be less publicly available information about foreign issuers because they may not be subject to reporting practices, requirements or regulations comparable to those to which United States companies are subject. Foreign markets may be smaller, less liquid and more volatile than the major markets in the United States and, as a result, Fund share values may be more volatile. Trading in foreign markets typically involves higher expense than trading in the United States. The Fund may have difficulties enforcing its legal or contractual rights in a foreign country. Depositary receipts are subject to many of the risks associated with investing directly in foreign instruments.

Eaton Vance Focused Global Opportunties Fund	2	Summary Prospectus dated April 1, 2021 as revised December 14, 2021

Emerging Markets Investment Risk. Investment markets within emerging market countries are typically smaller, less liquid, less developed and more volatile than those in more developed markets like the United States, and may be focused in certain economic sectors. Emerging market securities often involve greater risks than developed market securities. The information available about an emerging market issuer may be less reliable than for comparable issuers in more developed capital markets.

Currency Risk. Exchange rates for currencies fluctuate daily. The value of foreign investments may be affected favorably or unfavorably by changes in currency exchange rates in relation to the U.S. dollar. Currency markets generally are not as regulated as securities markets and currency transactions are subject to settlement, custodial and other operational risks.

Smaller Company Risk. The stocks of smaller, less seasoned companies are generally subject to greater price fluctuations, limited liquidity, higher transaction costs and higher investment risk than the stocks of larger, more established companies. Such companies may have limited product lines, markets or financial resources, may be dependent on a limited management group, and may lack substantial capital reserves or an established performance record. There may be generally less publicly available information about such companies than for larger, more established companies. Stocks of these companies frequently have lower trading volumes making them more volatile and potentially more difficult to value.

ETF Risk. ETFs are subject to the risks of investing in the underlying securities or other investments. ETF shares may trade at a premium or discount to net asset value and are subject to secondary market trading risks. In addition, the Fund will bear a pro rata portion of the operating expenses of an ETF in which it invests. Other pooled investment vehicles generally are subject to risks similar to those of ETFs.

Real Estate Risk. Real estate investments are subject to risks associated with owning real estate, including declines in real estate values, increases in property taxes, fluctuations in interest rates, limited availability of mortgage financing, decreases in revenues from underlying real estate assets, declines in occupancy rates, changes in government regulations affecting zoning, land use, and rents, environmental liabilities, and risks related to the management skill and creditworthiness of the issuer. Companies in the real estate industry may also be subject to liabilities under environmental and hazardous waste laws, among others. REITs must satisfy specific requirements for favorable tax treatment and can involve unique risks in addition to the risks generally affecting the real estate industry. Changes in underlying real estate values may have an exaggerated effect to the extent that investments are concentrated in particular geographic regions or property types.

Liquidity Risk. The Fund is exposed to liquidity risk when trading volume, lack of a market maker or trading partner, large position size, market conditions, or legal restrictions impair its ability to sell particular investments or to sell them at advantageous market prices. Consequently, the Fund may have to accept a lower price to sell an investment or continue to hold it or keep the position open, sell other investments to raise cash or abandon an investment opportunity, any of which could have a negative effect on the Fund’s performance. These effects may be exacerbated during times of financial or political stress.

Risks Associated with Active Management. The success of the Fund’s investment strategy depends on portfolio management’s successful application of analytical skills and investment judgment. Active management involves subjective decisions.

General Fund Investing Risks. The Fund is not a complete investment program and there is no guarantee that the Fund will achieve its investment objective. It is possible to lose money by investing in the Fund. The Fund is designed to be a long-term investment vehicle and is not suited for short-term trading. Investors in the Fund should have a long-term investment perspective and be able to tolerate potentially sharp declines in value. Purchase and redemption activities by Fund shareholders may impact the management of the Fund and its ability to achieve its investment objective(s). In addition, the redemption by one or more large shareholders or groups of shareholders of their holdings in the Fund could have an adverse impact on the remaining shareholders in the Fund. The Fund relies on various service providers, including the investment adviser, in its operations and is susceptible to operational, information security and related events (such as public health crises, cyber or hacking attacks) that may affect the service providers or the services that they provide to the Fund. An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Eaton Vance Focused Global Opportunties Fund	3	Summary Prospectus dated April 1, 2021 as revised December 14, 2021

Performance

The following bar chart and table provide some indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and how the Fund’s average annual returns over time compare with those of a broad-based securities market index. Effective December 14, 2021, the Fund began offering Class A shares. The returns in the bar chart are for Class A shares and do not reflect a sales charge. The performance of Class A shares for the period prior to December 14, 2021 (commencement of operations) is that of Class I shares and not adjusted for any other differences in the expenses of the two classes. To the extent expenses of Class A shares would have been higher than expenses of Class I shares for the periods shown, performance of Class A shares would have been lower. Past performance (both before and after taxes) is not necessarily an indication of how the Fund will perform in the future. The Fund’s performance reflects the effects of expense reductions. Absent these reductions, performance would have been lower. Updated Fund performance information can be obtained by visiting www.eatonvance.com.

During the period from December 31, 2015 through December 31, 2020, the highest quarterly total return for Class A was 20.06% for the quarter ended June 30, 2020, and the lowest quarterly return was -21.87% for the quarter ended March 31, 2020.

Average Annual Total Return as of December 31, 2020	One Year	Five Years	Life of Fund
Class A Return Before Taxes	7.32%	9.41%	9.42%
Class A Return After Taxes on Distributions	7.24%	8.74%	8.75%
Class A Return After Taxes on Distributions and Sale of Class A Shares	4.41%	7.56%	7.57%
Class I Return Before Taxes	13.88%	10.71%	10.71%
MSCI World Index (reflects no deduction for fees, expenses or taxes)	15.90%	12.18%	12.19%

These returns reflect the maximum sales charge for Class A (5.75%). Class I commenced operations on December 17, 2015. The Class A performance shown above for the period prior to December 14, 2021 (commencement of operations) is the performance of Class I shares, adjusted for the sales charge that applies to Class A shares but not adjusted for any other differences in the expenses of the two classes. To the extent expenses of Class A shares would have been higher than expenses of Class I shares for the periods shown, performance of Class A shares would have been lower. (Source for the MSCI World Index: MSCI.) MSCI data may not be reproduced or used for any other purpose. MSCI provides no warranties, has not prepared or approved this report, and has no liability hereunder. Investors cannot invest directly in an Index.

After-tax returns are calculated using the highest historical individual federal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on a shareholder’s tax situation and the actual characterization of distributions, and may differ from those shown. After-tax returns are not relevant to shareholders who hold shares in tax-deferred accounts or to shares held by non-taxable entities. After-tax returns for other Classes of shares will vary from the after-tax returns presented for Class A shares. Return After Taxes on Distributions for a period may be the same as Return Before Taxes for that period because no taxable distributions were made during that period. Also, Return After Taxes on Distributions and Sale of Fund Shares for a period may be greater than or equal to Return Before Taxes and/or Return After Taxes on Distributions for the same period because of losses realized on the sale of Fund shares.

Management

Investment Adviser. Eaton Vance Management (“Eaton Vance”).

Investment Sub-Adviser. Eaton Vance Advisers International Ltd. (“EVAIL”).

Portfolio Manager. The Fund is managed by Christopher Dyer, Director and Vice President of EVAIL and Director of Global Equity, who has managed the Fund since its inception in December 2015.

Purchase and Sale of Fund Shares

You may purchase, redeem or exchange Fund shares on any business day, which is any day the New York Stock Exchange is open for business. You may purchase, redeem or exchange Fund shares either through your financial intermediary or directly from the Fund either by writing to the Fund, P.O. Box 9653, Providence, RI 02940-9653, or by calling 1-800-262-1122. The minimum initial purchase or exchange into the Fund is $1,000 for Class A and $250,000 for Class I (waived in certain circumstances). There is no minimum for subsequent investments.

Eaton Vance Focused Global Opportunties Fund	4	Summary Prospectus dated April 1, 2021 as revised December 14, 2021

Tax Information

If your shares are held in a taxable account, the Fund’s distributions will be taxed to you as ordinary income and/or capital gains, unless you are exempt from taxation. If your shares are held in a tax-advantaged account, you will generally be taxed only upon withdrawals from the account.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase the Fund’s shares through a broker-dealer or other financial intermediary (such as a bank) (collectively, “financial intermediaries”), the Fund, its principal underwriter and its affiliates may pay the financial intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the financial intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

20321 12.14.21	© 2021 Eaton Vance Management

Eaton Vance Focused Global Opportunties Fund	5	Summary Prospectus dated April 1, 2021 as revised December 14, 2021